UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                          Date of Report: March 8, 2005

                                 CYTOMEDIX, INC.
             (Exact name of registrant as it appears in its charter)

            Delaware                       0-28443                23-3011702
 (State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

                         416 Hungerford Drive, Suite 330
                            Rockville, Maryland 20850
              (Address of principal executive offices and zip code)


                                  240-499-2680
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

         On March 7, 2005, Cytomedix, Inc. entered into a second licensing agreement with DePuy Spine Inc. (f/k/a DePuy AcroMed, Inc.), a Johnson and Johnson company. Pursuant to this second license agreement, Cytomedix licensed its patented autologous platelet releasate therapy to DePuy to practice and use in all fields other than (i) for the treatment of chronic wounds or (ii) for spinal, orthopedic and neurosurgical applications which are covered by Cytomedix's existing license agreement with DePuy. This second license agreement is nonexclusive.

         In connection with the execution of the second license agreement, Cytomedix amended its existing agreement with DePuy dated March 19, 2001 (previously filed as an exhibit to Form 10-KSB filed April 16, 2001). This first license agreement granted to DePuy the exclusive license to Cytomedix's autologous platelet releasate therapy for spinal, orthopedic and neurosurgical applications. The amendment modified the terms of the first license agreement to eliminate the exclusivity provisions and to convert the agreement to a non-exclusive license to practice in those fields.

          Cytomedix issued the attached press release announcing that it had amended its 2001 license agreement with DePuy and entered into a second licensing agreement to use the autologous platelet releasate therapy in fields outside of those granted in the first license agreement. The press release is filed as Exhibit 99.1 and incorporated herein by reference.


Section 9--Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits. The following Exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.       Description
-----------       -----------

Exhibit 99.1      Press Release of Cytomedix, Inc., dated March 8, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CYTOMEDIX, INC.

                                               By: /s/ Kshitij Mohan
                                                   -------------------------
                                                   Kshitij Mohan
                                                   Chief Executive Officer

Date:  March 8, 2005